UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material under § 240.14a-12

Vista Credit Strategic Lending Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VISTA CREDIT STRATEGIC LENDING CORP.
50 Hudson Yards, 77th Floor
New York, NY 10001
(212) 804-9100

April 15, 2024
Dear Stockholder:
 You are cordially invited to participate in the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Vista Credit Strategic Lending Corp. (the “Company”) to be held virtually on May 30, 2024 at 11:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/VCSLC2024.
 The notices of the Annual Meeting and proxy statement, which are accessible on the Internet or by request (as described below), provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (1) elect two Class I directors of the Company; (2) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm to the Company for the fiscal year ending December 31, 2024; and (3) to transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.
 It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize your proxy via the Internet or telephone. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. On the Notice of Internet Availability of Proxy Materials, you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may return a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Greg Galligan
Greg Galligan
Chief Executive Officer

VISTA CREDIT STRATEGIC LENDING CORP.
50 Hudson Yards, 77th Floor
New York, NY 10001
(212) 804-9100

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON May 30, 2024
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/VCSLC2024
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Vista Credit Strategic Lending Corp. (the “Company”, “we” and “us”) that:
 The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be conducted virtually at 11:00 a.m., Eastern Time, on May 30, 2024, at the following website: www.virtualshareholdermeeting.com/VCSLC2024, for the following purposes:

1.	To elect two Class I directors of the Company who will each serve until the 2027 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.
You or your proxyholder can participate, vote and submit your questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/VCSLC2024 and using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials. You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on April 8, 2024. We are furnishing proxy materials to Stockholders on the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request it. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your shares on the Internet.
Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to authorize your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us free of charge hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting. In the event there are not enough votes for a quorum or to approve the Company’s proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
 THE COMPANY’S BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors,

/s/ Kenneth Burke
Kenneth Burke Secretary
New York, New York
April 15, 2024

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you authorize your proxy prior to the meeting, you may still participate in the meeting and vote your shares virtually if you wish to change your vote.

VISTA CREDIT STRATEGIC LENDING CORP.
50 Hudson Yards, 77th Floor
New York, NY 10001
(212) 804-9100

PROXY STATEMENT

For

2024 Virtual Annual Meeting of Stockholders
To Be Held on May 30, 2024
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/VCSLC2024

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 804-9100.
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Vista Credit Strategic Lending Corp. (the “Company”, “we”, “us” and “our”) for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be conducted virtually via live webcast on May 30, 2024 at 11:00 a.m., Eastern Time, and at any postponements or adjournments thereof. You or your proxyholder can participate, vote and submit your questions at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/VCSLC2024 and using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Control Number”). This Proxy Statement and the Company’s Annual Report for the fiscal year ended December 31, 2023 are being provided to stockholders of the Company (the “Stockholders”) of record as of April 8, 2024 via the Internet on or about April 15, 2024. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials is being sent to Stockholders of record as of April 8, 2024.
 We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.
You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote virtually whether he or she has previously voted his or her shares via proxy or wishes to change a previous vote. Attending the Annual Meeting does not revoke your proxy unless you also vote virtually at the Annual Meeting.
You will be eligible to vote your shares electronically via the Internet, telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of Annual Meeting
At the Annual Meeting, Stockholders of the Company will be asked to vote on the following proposals:

1.	To elect two Class I directors who will each serve until the 2027 Annual Meeting of Stockholders of the Company or until his or her successor is duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.
 Voting Securities
 You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on April 8, 2024 (the “Record Date”). As of the Record Date, there were 6,103,539.089 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.
 Quorum Required
A quorum must be present at the Annual Meeting for the Company to conduct business. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of common stock of the Company outstanding on the Record Date will constitute a quorum. If there are not enough votes for a quorum, the Annual Meeting can be adjourned in order to permit the further solicitation of proxies by the Company.
 Votes Required
Election of Directors
 The election of directors requires the vote of a majority of the shares of the Company’s common stock cast at the Annual Meeting virtually or by proxy (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.
 Ratification of Independent Registered Public Accounting Firm
 The affirmative vote of a majority of the Company’s votes cast at the Annual Meeting virtually or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
 Adjournment and Additional Solicitation. If there appears not to be enough votes to approve the Company’s proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting to permit further solicitation of proxies.
 A Stockholder vote may be taken by the Company on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
 Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Company’s Annual Report to the Internet and the cost of mailing the Notice of Annual Meeting, Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of directors, officers and regular employees of Vista Credit BDC Management, L.P. (the “Adviser”), the investment adviser to the Company, to aid in the distribution and collection of proxy votes. In addition to their usual duties, our directors and officers may solicit proxies personally or by telephone, fax, or e-mail. None of these individuals will receive special compensation for these services.
The Company has engaged the services of Broadridge Financial Solutions, Inc. (“Broadridge”) for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $13,000, plus reimbursement of certain expenses and fees for additional services requested. Please note that Broadridge may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company’s proxy tabulation firm.
Stockholders may provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input their Control Number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize their proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
 If a Stockholder wishes to attend the Annual Meeting but does not wish to give a proxy by Internet, the Stockholder may join the Annual Meeting virtually or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.
 Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be affected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by participating in the Annual Meeting and voting virtually, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.
  Security Ownership of Certain Beneficial Owners and Management
The Board consists of interested directors and independent directors. An interested director is an “interested person” of a Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).
 Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. The following table sets forth, as of April 8, 2024, the beneficial ownership as indicated in the Company’s books and records of each current director, each executive officer of the Company, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of our outstanding common shares. Ownership information for those persons who beneficially own 5% or more of our outstanding common shares is based on Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 6,103,539.089 common shares outstanding as of April 8, 2024. To our knowledge, except as indicated in the footnotes to the table, each of the Stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such Stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Beneficially Owned (1)
Directors and Executive Officers:
Interested Directors
David Flannery	50	*
Greg Galligan	51,070.408	*
Independent Directors
Sheila Finnerty	-	-
Olivia Kirtley	-	-
Stephen Riddick	-	-
Executive Officers Who Are Not Directors
Ross Teune	50	*
Kenneth Burke	50	*
Brendan Renehan	50	*
All Directors and Executive Officers as a Group (eight persons)	51,270.408	*
Five Percent Shareholders:
Abu Dhabi Development Holding Co. PJSC[2]	1,461,771.757	23.95%
Cliffwater Corporate Lending Fund[3]	1,253,534.592	20.54%
Inteligo Bank Ltd.[4]	1,253,534.592	20.54%
Saudi National Bank[5]	1,253,534.592	20.54%
VEP Group LLC	596,317.297	9.77%

*	Represents less than 1.0%

(1)Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each director and executive officer has sole voting and/or investment power over the shares reported.
(2)The business address for Abu Dhabi Development Holding Co. PJSC is Capital Gate, 10th Floor, Al Khaleej Al Arabi Street, Abu Dhabi, United Arab Emirates.
(3)The business address for Cliffwater Corporate Lending Fund is c/o UMB Fund Services Inc., 235 West Galena Street, Milwaukee, WI 53212.
(4)The business address for Inteligo Bank Ltd. is Seventeen Shop Building, 1st Floor, Collins Avenue & Fourth Terrace, Centreville, PO Box N-3732, Nassau, The Bahamas..
(5)The business address of Saudi National Bank is The Saudi National Bank Tower, King Abdullah Financial District, King Fahd Road 3208 Al Aqeeq District Unit No 778, Riyadh, 13519-6676, Kingdom of Saudi Arabia.

 Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers, and any persons holding more than 10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except for a Form 3 by Saudi National Bank, which was filed late due to an administrative oversight.

Dollar Range of Securities Beneficially Owned by Directors
The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
David Flannery	$1 – $10,000
Greg Galligan	Over $100,000
Independent Directors
Sheila Finnerty	None
Olivia Kirtley	None
Stephen Riddick	None

(1)Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value (“NAV”) per share of the Company as of December 31, 2023, which was $19.60, times the number of shares beneficially owned.
PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with the charters and bylaws of the Company, the Board currently has five members. Directors are divided into three classes and are elected for classified terms expiring at the third succeeding Annual Meeting of Stockholders, with a term of office of one of the three classes of directors expiring each year at the Annual Meeting of Stockholders. After this election, the terms of Class II, III and I directors will expire in 2025, 2026 and 2027, respectively. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.
 A Stockholder can vote for or against, or abstain from voting for, any nominee in the Company’s election. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “for” the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Ms. Sheila Finnerty or Mr. Greg Galligan will be unable or unwilling to serve.
 THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
 Information about the Nominees and Directors
Certain information with respect to the Class I nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupation and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominees for Class I director currently serve as directors of the Company.
 Ms. Sheila Finnerty or Mr. Greg Galligan have each been nominated for election as Class I directors of the Company for a three-year term expiring at the 2027 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Ms. Sheila Finnerty or Mr. Greg Galligan are not being proposed for election pursuant to any agreement or understanding between any of Ms. Sheila Finnerty or Mr. Greg Galligan and the Company.

Nominees for Class I Directors

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years
Sheila Finnerty (57)	Director	Director since 2023; Term Expires 2024
Retired. Previously served as Executive Managing Director at Liberty Mutual Insurance Company (“Liberty Mutual”) until 2021. Prior to joining Liberty Mutual, she held roles at Morgan Stanley Investment Management, including Managing Director as Global Head of High Yield Investments and Head of Senior Loans.
				One	Currently serves as a member of the board of directors of TCW Direct Lending VIII LLC and TCW Star Direct Lending LLC and is an Independent Board Member for Lakemore Partners.

Greg Galligan (47)	Director, Chief Executive Officer and President	Director since 2023; Term Expires 2024
Serves as Chief Executive Officer and President of the Company, the Co-Chief Investment Officer of the Adviser, and as a Senior Managing Director at Vista Credit Partners. Prior to joining Vista Credit Partners in 2022, he served as a Partner at Ares Management for 11 years.
				One	None

Class II Directors (Continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years
Olivia Kirtley (72)	Director	Director since 2023; Term Expires 2025	Retired. Previously served as Treasurer, Vice President and Chief Financial Officer at Vermont American Corporation.	One	Currently serves as a member of the board of directors of BrightSpring Health Services, Inc. Previously served as a director of U.S. Bancorp from 2006 to 2023 and Papa John’s International, Inc. from 2003 to 2023. Also, previously served as a member of the board of directors of ResCare, Inc. from 1998 to 2019 and Randgold Resources Ltd. from 2017 to 2019.

David Flannery (53)	Director and Vice President	Director since 2023; Term Expires 2025
Serves as Vice President of the Company, the Co-Chief Investment Officer of the Adviser, and as a Senior Managing Director at Vista Credit Partners. Prior to joining Vista Credit Partners in 2018, he served as a Managing Director at The Blackstone Group’s GSO Capital.
				One	None

Class III Directors (Continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years
Stephen Riddick (60)	Director	Director since 2023; Term Expires 2026	Retired. Previously served as Chief Legal Officer, General Counsel and Corporate Secretary of Tenable Holdings from 2016 to 2022.	One	Currently serves as a member of the board of directors of Bowman Consulting Group.

(1)The business address of each of our directors is 50 Hudson Yards, Floor 77, New York, NY 10001.
(2)“Fund Complex” includes Vista Credit Strategic Lending Corp.

Corporate Governance
We believe that maintaining high standards of corporate governance is an important part of our business, and we are committed to adhering to controls and procedures designed to ensure compliance with applicable laws, rules and regulations.
 Director Independence
 The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, every member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that Sheila Finnerty, Olivia Kirtley and Stephen Riddick are independent under the Exchange Act and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chair of the Board, the Chair of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.
 The Board’s Oversight Role in Management
We are subject to a number of risks, including investment, compliance, operational, conflicts of interests and valuation risks, among others. Risk oversight forms part of the general oversight by the Board and is addressed as part of various Board and committee activities. Day-to-day risk management functions will be subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out our investment management and business affairs. The Adviser and other service providers will employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by us and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
 The Board’s Composition and Leadership Structure
Overall responsibility for our oversight rests with the Board. We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) pursuant to which the Adviser manages us on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers for our operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
Under our bylaws, the Board may designate a Chair to preside over the meetings of the Board and meetings of Stockholders and to perform such other duties as may be assigned to the Chair by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our and our Stockholder’s best interests at such times. The Board has appointed Greg Galligan to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.
Information About Each Director’s Experience, Qualifications, Attributes or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company
Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including on the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. The Board and its committees have the ability to engage experts as appropriate. The Board evaluates their performance on an annual basis.
  Interested Directors
Greg Galligan
Greg Galligan is our Chief Executive Officer and President and the Co-Chief Investment Officer of the Adviser, manages Vista Credit Partner’s direct lending business and is a member of the VCP Investment Committee and a Senior Managing Director at Vista Credit Partners. Prior to joining Vista Credit Partners in 2022, Mr. Galligan was a Partner at Ares Management for 11 years, where he was responsible for building and leading Ares Management’s direct lending efforts in the United States. Prior to Ares, Mr. Galligan was a Vice President at DLJ Investment Partners, where he focused on origination, structuring and underwriting leveraged finance transactions. Previously, he held investment positions at Capital Source and Bank of America, as part of their respective Leveraged Finance teams.
Mr. Galligan received a B.A. from Boston College in Economics and an M.B.A. from Harvard Business School.
We believe Mr. Galligan’s depth of experience in investment management, leveraged finance and financial services provides him with valuable industry-specific knowledge and expertise on these and other matters, as well as skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve as a member of our Board.
David Flannery
David Flannery is a Vice President of the Company, Co-Chief Investment Officer of the Adviser, member of the VCP Investment Committee and a Senior Managing Director and President at Vista Credit Partners. Prior to joining Vista Credit Partners in 2018, Mr. Flannery worked at The Blackstone Group’s GSO Capital (“GSO”), where he was a Senior Managing Director, Joint Portfolio Manager of the Capital Solutions Funds, and a member of the Capital Solutions Funds investment committee. Prior to joining GSO in 2016, Mr. Flannery was a Portfolio Manager with Anchorage Capital Group LLC (“Anchorage”) in New York City. His focus was on illiquid credit investing. He was a member of Anchorage’s CLO Investment Committee and Risk Committee. Previously, Mr. Flannery worked at Bank of America Merrill Lynch (“BAML”) for five years where he held several global group head roles, including Chief Risk Officer of Global Banking & Markets, and Global Head of Leveraged Finance & Capital Markets. Before joining BAML, Mr. Flannery was the Global Head of Leveraged Finance at Deutsche Bank, where he focused on private equity sponsor relationships and transactions. Mr. Flannery began his career at Bankers Trust Company in 1992 in the high yield bond department.
Mr. Flannery received a B.S. from Villanova University.
We believe Mr. Flannery’s broad financial advisory, investment management and risk management expertise provide him with valuable industry expertise, and his tenure at Vista Credit Partners gives him deep knowledge of the credit markets as well as Vista’s operations, capabilities and business relationships, all of which make him well qualified to serve as a member of our Board.
Independent Directors
Sheila Finnerty
Sheila A. Finnerty is a member of our Board and served as Executive Managing Director at Liberty Mutual, a Fortune 100 company, until 2021. At Liberty Mutual, Ms. Finnerty managed leveraged finance and alternative credit portfolios as well as served as an active member of the Investment Committee and Leadership Team that oversaw asset allocation and strategy for the multibillion-dollar investment portfolio of Liberty Mutual. Prior to joining Liberty Mutual, Ms. Finnerty held several roles at Morgan Stanley Investment Management, including Managing Director as Global Head of High Yield Investments, as well as Head of Senior Loans. Ms. Finnerty is a member of the board of directors of TCW Direct Lending VIII LLC and TCW Star Direct Lending LLC and is an Independent Board Member for Lakemore Partners. She also serves as a member of the Board of Trustees of Manhattanville College and the Philanthropy Committee of the May Institute and is a founding member of Women in Alternative Debt.
Ms. Finnerty received a B.A. in Management from Manhattanville College and an M.B.A. from The New York University Stern School of Business. She is also a Charterholder of the CFA Institute.
We believe Ms. Finnerty’s extensive experience in and knowledge of finance, investments and corporate leadership provides her with valuable insight in the financial services sector, as well as the capability to handle complex financial transactions and issues, all of which makes her well qualified to serve as a member of our Board.
Olivia Kirtley
Olivia F. Kirtley is a member of our Board and is a business consultant on strategic, risk and corporate governance issues. Ms. Kirtley is a former Treasurer, Vice President and Chief Financial Officer at Vermont

American Corporation and a former senior manager at a predecessor to the accounting firm Ernst & Young LLP. Ms. Kirtley also served as Chairman of the American Institute of Certified Public Accountants (“AICPA”), Chairman of the AICPA Board of Examiners for the U.S. CPA exam, and President and Chairman of the International Federation of Accountants (IFAC), which facilitates establishment of international auditing and ethics standards. Ms. Kirtley serves as a director of BrightSpring Health Services, Inc. Ms. Kirtley has served as a director of U.S. Bancorp from 2006 to 2023, Papa Johns International, Inc. from 2003 to 2023, ResCare, Inc. from 1998 to 2019 and Randgold Resources Ltd. from 2017 to 2019. Ms. Kirtley also serves on the board of directors of Bexion Pharmaceuticals, Inc., a private clinical-stage biopharmaceutical company. Ms. Kirtley’s board leadership positions have included non-executive chairman, lead independent director, and chairman of audit, risk management, compensation and governance committees.
Ms. Kirtley received a B.S. in Accounting from Florida Southern College and a Master of Tax from Georgia State University. She is a Certified Public Accountant and Chartered Global Management Accountant.
We believe Ms. Kirtley’s deep understanding of a wide range of corporate governance, accounting and financial reporting issues, together with her experience as the Chief Financial Officer of an international company and leader of a large international accounting firm, provides her with valuable perspective and makes her well qualified to serve as a member of our Board.
Stephen Riddick
Stephen A. Riddick is a member of our Board and was the Chief Legal Officer, General Counsel and Corporate Secretary of Tenable Holdings, a leading global Software-as-a-Service (SaaS) provider of cybersecurity solutions to corporate enterprises and governmental entities from 2016 to 2022. Prior to joining Tenable, Mr. Riddick served in various positions, culminating in Group Associate General Counsel, for Linde PLC, a global industrial technology company, from 2010 to 2016. Mr. Riddick was previously an attorney in private practice with global law firms where his practice focused on corporate transactions and governance matters on behalf of clients including public and private companies in a wide variety of industries and investment banks. Mr. Riddick currently serves as a member of the board of directors of Bowman Consulting Group.
Mr. Riddick received a B.A. in Economics from the University of Virginia and a J.D. from the University of North Carolina School of Law.
We believe Mr. Riddick’s extensive knowledge of cybersecurity, data privacy and the technology industry in general, as well as his deep experience in capital markets and corporate governance, provides him with an important skillset and specific knowledge relevant to our operations, which makes him well qualified to serve as a member of our Board.
Committees of the Board
The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended December 31, 2023, the Board held three Board meetings and three Audit Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of each of the respective committees on which they served that were held while they were members of the Board with the exception of Mr. Flannery who attended two out of the three Board meetings and Ms. Finnerty who attended two out of three Board and Audit Committee meetings. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to participate in the Annual Meeting.
 The Board has not established a standing Compensation Committee, because our executive officers do not receive direct compensation from us. The Board, as a whole, is responsible for reviewing the amount of compensation paid to Independent Directors. Decisions on director compensation are based on a review of data of comparable business development companies. In addition, the compensation payable to the Adviser pursuant to the Investment Advisory Agreement is separately approved by a majority of the independent directors in accordance with Section 15(c) of the 1940 Act.

Audit Committee
The Audit Committee is comprised of Sheila Finnerty, Olivia Kirtley and Stephen Riddick, each of whom is not considered an “interested person” of the Company as that term is defined in the 1940 Act. Ms. Kirtley serves as Chair of the Audit Committee. The Board designated each of Ms. Kirtley and Ms. Finnerty as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K.
In accordance with its written charter, the Audit Committee, among other things, (a) assists the Board with oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) acts as a liaison between our independent registered public accounting firm and the Board; and (g) conducts reviews of any potential related party transactions brought to its attention and, during these reviews, considers any conflicts of interest brought to its attention.
The Audit Committee operates pursuant to a written charter, a copy of which is attached as Annex A to this Proxy Statement. The charter is not available on the Company’s website.
Nominating and Corporate Governance Committee
 The Nominating and Corporate Governance Committee is comprised of Sheila Finnerty, Olivia Kirtley and Stephen Riddick, each of whom is not considered an “interested person” of the Company as that term is defined in the 1940 Act. Ms. Finnerty serves as Chair of the Nominating and Corporate Governance Committee.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.
In accordance with its written charter, the Nominating and Corporate Governance Committee recommends to the Board persons to be nominated by the Board for election at our meetings of Stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between Stockholder meetings. The Nominating and Corporate Governance Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating and Corporate Governance Committee considers for nomination to the Board candidates submitted by Stockholders or from other sources it deems appropriate, and evaluates all candidates in the same manner, regardless of the source of the recommendation.
Nominations made by Stockholders must be delivered to the secretary at the principal executive office of the Company not earlier than the 150th day nor later than 5:00 p.m., local time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the Stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., local time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

In addition to information regarding the nominating stockholder as set forth in the Bylaws, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or re-election as a director:
•all information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) ; and
•whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination.
All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Nominating and Corporate Governance Committee considers a variety of criteria in evaluating candidates, including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the Stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition.
The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is attached as Annex B to this Proxy Statement. The charter is not available on the Company’s website.
Communications Between Stockholders and the Board
The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board, or to any particular director, to the following address: c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Information about the Officers Who Are Not Directors

The following information pertains to our officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years
Ross Teune (56)	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer and a Vice President at Vista Credit Partners. Prior to joining Vista Credit Partners in 2023, Mr. Teune served as a Managing Director and Chief Financial Officer for OFS Capital Management (“OFS”), a provider of capital and leveraged finance solutions to U.S. corporations, from October 2021 through April 2023. Prior to his tenure at OFS, Mr. Teune served in various senior finance roles at Golub Capital LLC (“Golub Capital”), including as the Chief Financial Officer and Treasurer for Golub Capital BDC, Inc., Golub Capital’s publicly traded business development company from 2010 to 2021.

Kenneth Burke (41)	General Counsel, Chief Compliance Officer and Secretary	Kenneth Burke is our General Counsel, Chief Compliance Officer and Secretary and is Senior Vice President, General Counsel and Head of Legal & Compliance for Vista Credit Partners. Prior to joining Vista Credit Partners in 2020, Mr. Burke served as Deputy Chief Compliance Officer at TPG Sixth Street Partners (“TSSP”) as well as Chief Compliance Officer for TSSP’s broker dealer and BDC affiliates. Before his time at TSSP, Mr. Burke was Chief Compliance Officer of a multibillion-dollar long/short equity hedge fund and an associate attorney in the Securities Enforcement practice group at Gibson, Dunn & Crutcher. Mr. Burke began his career at the SEC where he spent more than seven years in the SEC’s Office of Compliance, Inspections and Examinations.

Brendan Renehan (34)	Vice President	Brendan Renehan is a Vice President of the Company and is a Managing Director at Vista Credit Partners. Mr. Renehan is responsible for the origination and evaluation of both private and public investments across VCP. Mr. Renehan is a board member of Rocket Lawyer and RapidAI and a board observer of AssureCare, Artsy, Arcadia and Certane. Prior to joining Vista Credit Partners in 2018, Mr. Renehan worked at Ares Management in the Direct Lending division for four years.

(1)The business address of each of our directors is 50 Hudson Yards, Floor 77, New York, NY 10001.

Each officer holds his office until his successor is chosen and qualified or until his earlier resignation or removal.

 Code of Conduct and Code of Ethics
We expect each of our officers and directors, as well as any person affiliated with our operations, to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships and to comply with the Company’s policies and procedures and all applicable governmental laws, rules and regulations. To this effect, the Company has adopted a Code of Business Conduct and Ethics. The Code of Conduct applies to the Company’s senior financial officers. We filed our Code of Conduct as an exhibit to our Annual Report on Form 10-K, filed with the SEC on March 8, 2024 and you may access it via the Internet at the website of the SEC at www.sec.gov. We intend to disclose any material amendments to or waivers of required provisions of our Code of Conduct or our Code of Ethics on a Current Report on Form 8-K.
 As required by the 1940 Act, we and the Adviser have each adopted a Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of the Adviser with respect to their personal investments and investment transactions. Our Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us.
 The Company has established a policy designed to prohibit officers, directors, and employees of the Company and the Adviser from purchasing or selling securities of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations.

Insider Trading Policy

The Company has adopted an insider trading policy applicable to the Company and the Advisers' directors and officers and employees.
Compensation Discussion
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not currently expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is an employee or other affiliate of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates. In addition, we reimburse the Adviser for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement and the Investment Advisory Agreement, including our allocable portion of the cost of our officers and their respective staffs.
For the year ended December 31, 2023, $93,820 of management fees under the Investment Advisory Agreement were incurred. We accrued a capital gains incentive fee of $22,962, none of which is contractually payable under the terms of the Investment Advisory Agreement as we will accrue but will not pay a capital gains incentive fee with respect to unrealized appreciation. In addition, for the year ended December 31, 2023, $389,960 in administrative service fees were incurred.
We have entered into indemnification agreements with our directors and officers. The indemnification agreements are intended to provide our directors and officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or officer who is a party to the agreement including the advancement of legal expenses, if, by reason of his or her corporate status, such director or officer is, or is threatened to be, made a party to or a witness in any threatened, pending or completed proceeding, other than a proceeding by or in the right of the Company.
Compensation of Directors
No compensation is expected to be paid to our directors who are “interested persons,” as such term is defined in the 1940 Act. The Independent Directors will receive an annual retainer of $75,000. The independent directors will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, both in person and virtually. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, both in person and virtually, provided such committee meeting does not occur on the same date as a Board meeting. In addition, the Chair of the Audit Committee will receive an additional annual retainer of $10,000. We have also obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
 The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2023. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Total Compensation (1)(2)(3)
Independent Directors
Sheila Finnerty	$61,644
Olivia Kirtley	65,363
Stephen Riddick	61,644
Interested Directors
David Flannery	—
Greg Galligan	—

(1)The amounts listed are for the fiscal year ending December 31, 2023. Each of the Independent Directors were appointed to the Board on May 17, 2023. For a discussion of the Independent Directors’ compensation, see above.
(2)The Company does not have a profit-sharing or retirement plan, and the directors do not receive any pension or retirement benefits.
(3)Total compensation excludes $7,461 of out-of-pocket expenses reimbursed to the Independent Directors.

Compensation committee interlocks and insider participation
None of our executive officers served as a director or member of the compensation committee of another entity, one of whose directors or executive officers served as a member of our Board.
Certain Relationships and Related Party Transactions
Investment Advisory Agreement; Administration Agreement
The Adviser is an investment adviser that is registered with the SEC under the 1940 Act. Pursuant to the Investment Advisory Agreement and subject to the supervision of the Board, the Adviser provides day-to-day advice regarding the Company’s investment program and related activities and is responsible for the Company’s business affairs and other administrative matters.
The Company pays the Adviser a management fee and incentive fee pursuant to the terms of the Investment Advisory Agreement. The Board approved the Investment Advisory Agreement for a two-year term in June 2023. The Adviser’s management fee is based on the Company’s adjusted net asset value. The management fee incurred for the year ended December 31, 2023, was $94,000. The Adviser’s incentive fee consists of two components, the investment income component and the capital gains component. The investment income component (“Investment Income Incentive Fee”) is based on the Company’s pre-incentive fee net income subject to a “hurdle rate,” and the Company’s capital gains incentive fee (the “Capital Gains Incentive Fee”) is based on net cumulative realized gains. For the year ended December 31, 2023, the Company did not earn an Investment Income Incentive Fee or a Capital Gains Incentive Fee. However, the Company accrued a Capital Gains Incentive Fee of $23,000, none of which is contractually payable under the terms of the Investment Advisory Agreement as the Company will accrue but will not pay a Capital Gains Incentive Fee with respect to unrealized appreciation.
The Adviser provides the administrative services necessary for the Company to operate pursuant to an administration agreement (the “Administration Agreement”). The Board approved the Administration Agreement for a two-year term in June 2023. Under the Administration Agreement, the Adviser performs, or oversees the performance of, such Company’s required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our Stockholders and reports filed with the SEC. For the year ended December 31, 2023, the Company incurred $390,000 in administrative service fees under the Administration Agreement.
License Agreement
The Company is party to a license agreement (the “License Agreement”) with Vista Equity Partners Management LLC (and any other relevant entities), pursuant to which we have been granted a non-exclusive license to use the name “Vista.” Under the License Agreement, we have a right to use the Vista name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Vista” name or logo.
Relationship with the Adviser and Potential Conflicts of Interest
Our executive officers, certain of our directors and certain personnel of Vista Credit Partners also provide services to the Adviser. In addition, our executive officers and directors and members of the VCP Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives. We may compete with entities managed by the Adviser and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates or by members of the VCP Investment Committee. However, in order to fulfill its fiduciary duties to us and any of its future clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s investment allocation policy, so that we are not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. In addition, expenses may be incurred that are attributable to us and other entities managed by the Adviser and its affiliates.
Policies and Procedures for Managing Conflicts
The Adviser allocates investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy. The Adviser allocates common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Adviser and the Investment Advisory Agreement.
With respect to the allocation of investment opportunities among the Company and other affiliated investment vehicles, the Adviser has adopted an investment allocation policy that is designed to ensure allocations of such opportunities are made over time on a fair and equitable basis and that also addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Adviser’s allocation policy.
Vista has established an Allocation and Conflicts Oversight Committee that assists Vista in (a) upholding its fiduciary obligations through the allocation of investment opportunities in a manner that is consistent with a client’s governing documents and ensuring that allocation determinations among clients is fair and equitable over time and consistent with Vista’s allocation policy, and (b) assisting in the resolution of certain investment-related conflicts of interest. In addition, Vista Credit Partners has established the VCP Allocation Committee to assist it in a similar fashion, in order to ensure that allocation determinations specifically among its clients, is fair and equitable over time and consistent with its investment allocation procedures. Certain of our executive officers serve on each committee.
In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the VCP Allocation Committee and the Allocation and Conflicts Oversight Committee, will collaborate to decide whether we or such other entity or entities will proceed with the investment, and the appropriate allocation of such investment across those entities. These committees will make these determinations consistent with the Adviser’s investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Adviser’s allocation of investment opportunities among us and other affiliated investment vehicles may result in the allocation of all or none of an investment opportunity to us, or a disproportional allocation among such persons, with such allocations being more or less advantageous to some such persons relative to other such persons. There can be no assurance that our actual allocation of an investment opportunity, if any, or the terms on which such allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser likely will be subject, did not exist. There can be no assurance that we will have an opportunity to participate in all investments that fall within our investment objectives.
In general, pursuant to the Adviser’s investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by us or another investment fund or account) is suitable for us or another investment fund or account. The Adviser makes allocation determinations based solely on its expectations at the time such investments are made; however, investments and their characteristics may change and there can be no assurance that an investment may prove to have been more suitable for another investments fund or account managed by the Adviser in hindsight.

It is expected that most or all of the officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by the Adviser, including funds and accounts that may be raised in the future. Substantial time will be spent by such officers and employees monitoring the investments of such funds and accounts. Conflicts of interest may arise in allocating time, services or functions of these officers and employees.
Co-Investment Opportunities
In certain circumstances, the Company can make negotiated co-investments pursuant to an order from the SEC permitting it to do so. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. We rely on exemptive relief that was granted by the SEC on July 18, 2023, to allow us to co-invest with other funds and accounts managed by the Adviser or its affiliates, in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent members of the Board makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our Stockholders and do not involve overreaching of us or our Stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our Stockholders and is consistent with our investment objective and strategies and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Adviser’s investment allocation policy incorporates the conditions of the exemptive relief and seeks to ensure equitable allocation of investment opportunities between us and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolios of other funds established by the Adviser that could avail themselves of the exemptive relief.
PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 The Audit Committee, comprised of all Independent Directors, and the Board, including a majority of Independent Directors, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. This selection is presented for ratification by the Stockholders. It is expected that a representative of Ernst & Young LLP will join the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
 Principal Accountant Fees and Services
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the year ended December 31, 2023 (no fees were billed for the period from March 15, 2022 to December 31, 2022):

	For the Year ended December 31, 2023	For the Period from March 15, 2022 (inception) to December 31, 2022
Audit Fees	$195,000	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$195,000	$—

Audit Fees
Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, review of financial statements included in our Form 10-Q filing and services that were provided by Ernst & Young LLP for the fiscal years ended December 31, 2023 and 2022 in connection with statutory and regulatory filings.
Audit-Related Fees: Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees: Other fees would include fees billed for products and services other than the services reported above.
 The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. While there were no audit-related fees, tax fees or other fees incurred in the fiscal year ended December 31, 2023, if any of these would have been incurred, they would have been approved by the Audit Committee.
 Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such pre-approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate their responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Audit Committee Report(1)
The following is the report of the Audit Committee of Vista Credit Strategic Lending Corp. (the “Company”) with respect to the Company’s audited financial statements as of December 31, 2023 (the “Audited Financial Statements”).
 The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 1301, as modified or supplemented, and by the Securities and Exchange Commission (the “SEC”); and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter of the Audit Committee and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
April 15, 2024
The Audit Committee
Sheila Finnerty
Olivia Kirtley
Stephen Riddick

(1)The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.
 If there appears not to be enough votes for a quorum or to approve each of the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.
 Whether or not you expect to participate in the virtual meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or request, sign, date and return a proxy card so that you may be represented at the meeting. The Annual Meeting will be a completely virtual meeting of Stockholders and will be conducted exclusively by live webcast. To participate in the Annual Meeting, visit w www.virtualshareholdermeeting.com/VCSLC2024 and enter the Control Number included with the Notice of Internet Availability of Proxy Materials. Please allow time for online check-in procedures. For questions regarding the virtual meeting and voting, please contact us by phone at (212) 804-9100 or by writing to Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001, Attention: Kenneth Burke, Secretary.
ELECTRONIC DELIVERY OF PROXY MATERIALS
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.
ANNUAL AND QUARTERLY REPORTS
Copies of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K are available without charge upon request by calling us collect at (212) 804-9100, or by mail to Vista Credit

Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2025 Annual Meeting of Stockholders will be held in May 2025, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in our proxy statement for the 2025 Annual Meeting must be submitted by eligible Stockholders who have complied with the relevant regulations of the SEC and received no later than December 16, 2024.
 In addition, the Company’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including for the nomination of a director, is to be brought before the next Annual Meeting of Stockholders, such Stockholder must provide timely notice thereof in writing addressed to Kenneth Burke, Secretary, c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001. Notices of intention to present proposals, including nomination of a director, at the 2025 Annual Meeting of Stockholders must be received by the Company between November 16, 2024 and 5:00 p.m. Eastern Time on December 16, 2024. The submission of a proposal does not guarantee its inclusion in the Company’s Proxy Statement or presentation at the Annual Meeting of Stockholders unless certain securities law requirements and requirements of the Company’s bylaws are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
 You are cordially invited to participate in our virtual Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

/s/ Kenneth Burke
Kenneth Burke
Secretary
April 15, 2024

ANNEX A
 VISTA CREDIT STRATEGIC LENDING CORP.
(THE “COMPANY”)
AUDIT COMMITTEE CHARTER

I.	PURPOSE
 The purpose of the Audit Committee (the “Audit Committee”) of the board of directors (the “Board”) of Vista Credit Strategic Lending Corp. (the “Company”) is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In fulfilling its purpose, the Audit Committee is responsible for maintaining free and open communication between itself and the independent auditor, internal audit function and management of the Company, and for determining that all parties are aware of their responsibilities.
The Audit Committee’s principal responsibility is one of oversight. The Audit Committee is not responsible for planning or conducting audits or for any determination that the Company’s financial statements and disclosures are complete and accurate or are in accordance with generally accepted accounting principles in the United States (“GAAP”). Management of the Company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with GAAP and establishing satisfactory disclosure controls and internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s internal and outside counsel are responsible for assuring compliance with laws and regulations and the Company’s corporate governance policies.

II.	MEMBERSHIP
 Size: The Audit Committee shall consist of three or more directors appointed by the Board.
Independence: No member of the Audit Committee (1) shall be an “interested person” of the Company as defined in section 2(a)(19) of the Investment Company Act of 1940 or (2) can have participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years. In addition, each member of the Audit Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934.
Financial Expertise: Each member of the Audit Committee must, in the judgment of the Board, be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must be an audit committee financial expert who satisfies the definition of audit committee financial expert as set forth in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.
Appointment/Term/Removal: The members of the Audit Committee shall be appointed by the Board based on recommendations from the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee). The members of the Audit Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Audit Committee at any time with or without cause.

III.	STRUCTURE AND OPERATIONS
 Leadership: Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full committee membership.
Meetings: The Audit Committee shall meet at least quarterly at such times as it deems necessary or appropriate to fulfill its responsibilities. The agenda for Audit Committee meetings will be prepared by members of management, in consultation with the Audit Committee Chair, the other Audit Committee members and the independent auditor. The Audit Committee shall keep minutes of its proceedings and periodically report to the Board regarding its discussions and actions and regarding any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements and the performance of the Company’s independent auditors, the performance of the Company’s internal audit function, and shall make recommendations or report findings to the Board as appropriate.
A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business. The Audit Committee may act only upon approval of a majority of its members constituting a quorum. The action of the Audit Committee at a meeting at which a quorum is present shall be the act of the Audit Committee. The Audit Committee may also act in writing by the unanimous consent of its members. The Audit Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice and voting requirements as are applicable to the Board.
The Audit Committee may invite any members of management or the internal auditors or representatives of the Company’s independent auditor to its meetings as it deems appropriate. However, the Audit Committee shall have the opportunity to meet regularly without such individuals present in executive session. In addition, the Audit Committee shall meet periodically with management, with internal audit and with the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or any of these persons or groups believes should be discussed privately.
Outside Advisors: The Audit Committee shall have the authority, in its sole discretion, to retain and terminate an independent auditor, outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. However, the Audit Committee shall not be required to implement or act consistently with the advice or recommendations of the independent auditor, outside legal counsel or other advisor, and the authority granted in this Charter shall not affect the ability or obligation of the Audit Committee to exercise its own judgment in fulfillment of its duties under this Charter. The Audit Committee shall set the compensation and retention terms and oversee the work of the independent auditor, outside legal counsel or any other advisors. Any communications between the Audit Committee and its outside legal counsel will be privileged communications.
Funding: The Audit Committee shall receive appropriate funding from the Company, as determined by the Audit Committee in its capacity as a committee of the Board, for the payment of compensation, including, usual and customary expenses and charges, to any independent auditor, outside legal counsel and any other advisors, and the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
Delegation of Authority: To the extent allowed by applicable law, the Audit Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees, consisting of one or more Audit Committee members, as the Audit Committee may deem appropriate in its sole discretion, provided that decisions of any such subcommittees, including granting any pre-approvals, shall be presented to the full Audit Committee at its next scheduled meeting.
Books and Records: The Audit Committee will have access to the Company’s books, records, facilities and personnel.

IV.	Responsibilities
 The Audit Committee shall have the following authority and responsibilities:
1. Auditor Appointment: To (1) appoint, retain or replace an independent registered public accounting firm to act as the Company’s independent auditor for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting or performing other audit, review or attest services for the Company, (2) set the compensation of the Company’s independent auditor, (3) approve all audit engagement fees and terms, (4) oversee the work done by the Company’s independent auditor, and (5) terminate the Company’s independent auditor, if necessary. The independent auditor shall report directly to the Audit Committee.
2. Pre-Approval: To pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditor or other registered public accounting firms as and to the extent required by the Exchange Act and the Sarbanes-Oxley Act of 2002 and in accordance with any pre-approval policy adopted by the Audit Committee, and establish any other necessary policies and procedures for the Audit Committee’s pre-approval of permitted services in compliance with the Exchange Act (and any applicable rules and regulations promulgated thereunder) and review any such pre-approval policies at least annually.
3. Audit: To review and discuss with the Company’s independent auditor (1) the auditor’s responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process, (2) the overall audit strategy, planning and staffing, (3) the scope and timing of the annual audit, (4) any significant risks identified during the independent auditor’s risk assessment procedures, (5) the matters required to be discussed by the Statement on Auditing Standards No. 1301, as amended, relating to the conduct of the audit and (6) when completed, the results, including significant findings, of the annual audit.
a. Audit Problems: To review and discuss with the Company’s independent auditor and management (1) any audit problems or difficulties, including difficulties encountered by the Company’s independent auditor or internal audit department during their audit work (such as (i) restrictions on the scope of their activities or their access of information, (ii) any accounting adjustments that were noted or proposed by the independent auditors but were “passed” (as immaterial or otherwise), (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company and (iv) the responsibilities, budget and staffing of the Company’s internal audit function), (2) any significant disagreements with management and (3) management’s response to these problems, difficulties or disagreements; and to resolve any disagreements between the Company’s independent auditor or internal audit department and management.
4. Internal Audit: To review, discuss with the Company’s independent auditor, and approve the functions of the Company’s internal audit function, including its purpose, authority, organization, responsibilities, budget and staffing, along with updates regarding significant changes thereto; and to review the scope and performance of the Company’s internal audit plan, including the results of any internal audits and any remedial actions, any reports to management and management’s response to those reports or internal audit department.
5. Internal Controls: To review with management, internal audit and the Company’s independent auditor the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies, material weaknesses or other major issues in the design or operation of, and any material changes in, the Company’s controls and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such internal controls, and review and discuss with management and the Company’s independent auditor disclosure relating to the Company’s controls, management’s and, if applicable, the independent auditor’s report on the effectiveness of the Company’s internal control over financial reporting and the required management certifications to be included in or attached as exhibits to the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.
6. Risk Assessment and Risk Management: Taking into consideration the allocation of responsibility for risk oversight to the other committees of the Board, to review and discuss with management the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and cybersecurity risks and the steps management has taken to monitor and control such exposures.
7. Annual Financials: To review and discuss with the Company’s independent auditor and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the independent auditor on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed. The Audit Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10- K.
8. Quarterly Financials: To review and discuss with the Company’s independent auditor and management the Company’s quarterly financial statements (including the related notes) and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed.
9. Earnings Releases: To review and discuss with management and the Company’s independent auditor: the Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma, adjusted or other non-GAAP financial information; and any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and type of presentation to be made. Such discussions may be general (consisting of discussing the types of information to be disclosed and the types of presentations to be made), provided that each earnings release or each instance in which the Company provides earnings guidance need not be discussed in advance.
10. Financial Statements Issues: To review with management and the Company’s independent auditor (1) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, (2) analyses prepared by management setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements, (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements, (4) consideration of the judgment of both management and the independent auditor about the quality, not just the acceptability, of accounting principles, and (5) the completeness and clarity of the disclosures in the financial statements.
11. Auditor National Office: To discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.
12. Auditor Communications: To review and discuss with the Company’s independent auditor (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditor, (3) any critical audit matters and related disclosures to be included in the auditor’s report, and (4) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
13. Quality Control/Independence Report: At least annually, to obtain and review a report by the Company’s independent auditor that describes (1) the independent auditor’s internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the independent auditor and any steps taken to deal with any such issues, and (3) to assess the independent auditor’s independence, all relationships between the independent auditor and the Company or any of its subsidiaries.
14. Audit Committee Report: To produce the audit committee report required to be included in the Company’s proxy statement, and to review the disclosure in the Company’s proxy statement regarding the Audit Committee.

15. Auditor Evaluation: At least annually, after reviewing the independent auditors’ report referred to in paragraph 14 above and such auditors’ work throughout the year, to evaluate the qualifications, performance and independence of the Company’s independent auditor, including an evaluation of the lead audit partner, and taking into account the opinions of management and the internal auditor.
16. Auditor Rotation: To assure the regular rotation of the lead audit partner at the Company’s independent auditor as required by law; and to consider regular rotation of the accounting firm serving as the Company’s independent auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.
17. Hiring Former Auditors: To set Company hiring policies for employees or former employees of the Company’s independent auditor.
18. Code of Ethics: To monitor compliance with the Company’s Executive Officer Code of Ethics (the “Code”), including working with management, as appropriate, to investigate any alleged breach or violation of the Code, and to report such violations to the Board.
19. Related Party Transactions: To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act) brought to its attention, in accordance with Company policies and procedures; to keep the Company’s independent auditor informed of the Audit Committee’s understanding of the Company’s relationships and transactions with related persons that are significant to the Company and whether the Audit Committee has concerns regarding relationships or transactions with related persons and, if so, the substance of those concerns; and to review and discuss with the Company’s independent auditor its report on the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related persons as required under PCAOB Auditing Standard 2410.
20. Legal Compliance: To review, with the General Counsel and outside legal counsel, legal and regulatory matters relating to the Company and its subsidiaries that could have a significant impact on the Company’s financial statements; to review the Company’s compliance with applicable laws and regulations; and to review and oversee the Company’s policies, procedures and programs designed to promote and monitor legal and regulatory compliance and sustainability.
21. Audit Committee Performance Evaluation: To conduct an annual self-assessment under the oversight of the Nominating and Corporate Governance Committee of the performance of its duties under this Charter and to present the results of the evaluation to the Board. The Audit Committee shall conduct this evaluation in such manner as it deems appropriate.
22. Audit Committee Charter Review: To review this Charter at least annually and recommend any proposed changes to the Board for approval.

ANNEX B
 VISTA CREDIT STRATEGIC LENDING CORP
 (THE “COMPANY”)
 NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	PURPOSE
 The purpose of the Nominating and Corporate Governance Committee (the “NCG Committee”) of the board of directors (the “Board”) of Vista Credit Strategic Lending Corp. (the “Company”) is to assist the Board with oversight of the director nominations process and the Company’s corporate governance.

II.	MEMBERSHIP
Size: The NCG Committee shall consist of two or more directors appointed by the Board.
Independence: No member of the NCG Committee shall be an "interested person” of the Company as defined in section 2(a)(19) of the Investment Company Act of 1940.
Appointment/Term/Removal: The members of the NCG Committee shall be appointed by the Board. The members of the NCG Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the NCG Committee at any time with or without cause.

III.	STRUCTURE AND OPERATIONS
Leadership: Unless a Chair is elected by the full Board, the members of the NCG Committee may designate a Chair by majority vote of the full committee membership.
Meetings: The NCG Committee shall meet at least annually at such times as it deems necessary or appropriate to fulfill its responsibilities. The agenda for NCG Committee meetings will be prepared by members of management, in consultation with the NCG Chair and the other NCG Committee members. The NCG Committee shall keep minutes of its proceedings and report periodically to the Board regarding its discussions and actions and shall make recommendations or report findings to the Board as appropriate.
A majority of the members of the NCG Committee shall constitute a quorum for the transaction of business. The NCG Committee may act only upon approval of a majority of its members constituting a quorum. The action of the NCG Committee at a meeting at which a quorum is present shall be the act of the NCG Committee. The NCG Committee may also act in writing by the unanimous consent of its members. The NCG Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice and voting requirements as are applicable to the Board.
The NCG Committee may invite any members of management to its meetings as it deems appropriate. However, the NCG Committee shall have the opportunity to meet regularly without such individuals present in executive session.
Outside Advisors: The NCG Committee shall have the authority, in its sole discretion, to retain and terminate a director search firm, outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. However, the NCG Committee shall not be required to implement or act consistently with the advice or recommendations of the director search firm, outside legal counsel or other advisor, and the authority granted in this Charter shall not affect the ability or obligation of the NCG Committee to exercise its own judgment in fulfillment of its duties under this Charter. The NCG Committee shall set the compensation and retention terms and oversee the work of the director search firm, outside legal counsel or any other advisors. Any communications between the NCG Committee and its outside legal counsel will be privileged communications.
Any director search firm or other advisor retained by the NCG Committee shall be independent as determined in the discretion of the NCG Committee.
Funding: The NCG Committee shall receive appropriate funding from the Company, as determined by the NCG Committee in its capacity as a committee of the Board, for the payment of compensation, including, usual and customary expenses and charges, to any director search firm, outside legal counsel and any other advisors, and the ordinary administrative expenses of the NCG Committee that are necessary or appropriate in carrying out its duties.
Delegation of Authority: To the extent allowed by applicable law, NCG Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees, consisting of one or more NCG Committee members, as the NCG Committee may deem appropriate in its sole discretion, provided that decisions of any such subcommittees shall be presented to the full NCG Committee at its next scheduled meeting.
Books and Records: The NCG Committee will have access to the Company’s books, records, facilities and personnel.

IV.	DUTIES AND RESPONSIBILITIES
 The NCG Committee shall have the following authority and responsibilities:
1. Director Qualifications: To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”). To periodically review and, if desirable, recommend changes to the Director Criteria.
2. Director Nominee Identification/Screening: To identify, recruit, screen and recommend individuals qualified to become members of the Board, consistent with the Director Criteria. To review the contributions of incumbent directors in determining whether to recommend that the Board nominate them for reelection to the Board.
3. Director Nominee Approval: To make recommendations to the Board regarding the selection and approval of the nominees for director to be filled by the Board or submitted to a stockholder vote at an annual or special meeting of stockholders.
4. Director Independence: Director selection should include at least enough directors who not “interested persons” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, for the Company to comply with all applicable laws and regulations.
5. Board Refreshment: To review the size of the Board and ensure that qualified director candidates with a diversity of gender, sexual orientation, race, ethnicity, geography, age, skill, experience and tenure are included in each pool of candidates from which Board nominees are chosen.
6. Stockholder Director Nominations: To consider any director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Company’s bylaws and described in the Company’s proxy statement.
7. Stockholder Proposals: To review stockholder proposals and recommend Board responses pursuant to Rule 14a-8 of the Exchange Act.

8. Stockholder Engagement: To oversee engagement with stockholders and proxy advisory firms, and to review proxy advisory firm policies and voting recommendations.
9. Board Leadership: To review the Board’s leadership structure and recommend changes to the Board as appropriate.
10. Board Committee Membership and Structure: To review the Board committees’ sizes, structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee Chairs annually. To periodically review and, if desirable, recommend to the Board changes in the number, responsibilities and membership of the Board committees, and recommend that the Board establish any special committees as necessary to properly address ethical, legal or other matters that may arise from time to time.
11. Board and Committee Vacancies: To propose to the Board director candidates to fill vacancies on the Board or Board committees in the event of a director’s resignation, death or retirement, a change in Board or committee composition requirements, or expansion of the Board or committee.
12. Changed Circumstances of Directors: To review the appropriateness of a director’s continued Board and Board committee membership in light of any change in the director’s employment, occupation, affiliation, relationship with the Company or any other changed circumstance that could affect the director’s independence, qualifications or availability.
13. Corporate Governance Documents: To renew, propose changes to the Board, or develop, as needed, the Company’s certificate of incorporation, bylaws, code of ethics, and other corporate governance policies.
14. Corporate Governance Disclosure: To review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the NCG Committee and other Board committees, director independence and the director nominations process, to be included in the Company’s proxy statement or annual report on Form 10-K, as applicable.
15. Corporate Governance Trends: To review emerging corporate governance trends and practices, and to recommend changes to the Company’s corporate governance practices to the Board.
16. Outside Directorships: To review and make recommendations to the Board, as appropriate, whether a director’s potential service on another for-profit company’s board of directors is consistent with the Company’s corporate governance policies.
17. Board and Committee Performance Evaluation: To develop, subject to approval by the Board, a process for an annual evaluation of the Board and its committees, including a consideration of the effectiveness of the committee structure of the Board and the number of companies on whose board each director serves, and to oversee the conduct of this annual evaluation. The NCG Committee shall conduct this evaluation in such manner as it deems appropriate and shall present the results of the evaluation to the Board.
18. NCG Committee Charter Review: To review this Charter at least annually and recommend any proposed changes to the Board for approval.

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VISTA CREDIT STRATEGIC LENDING CORP.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:

	For	Against	Abstain
1a. Ms. Sheila Finnerty	☐	☐	☐
1b. Mr. Greg Galligan	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V44730-P10580

VISTA CREDIT STRATEGIC LENDING CORP.
Annual Meeting of Stockholders
May 30, 2024 11:00 a.m. ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ross Teune and Kenneth Burke, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of VISTA CREDIT STRATEGIC LENDING CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at virtually at 11:00 a.m. ET on May 30, 2024, at www.virtualshareholdermeeting.com/VCSLC2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side